Script of Analyst Presentation                                      EXHIBIT 99.3


Slide 1:    TITLE

Bob Stockwell:

Good morning, everyone.  Thank you for joining us.

My name is Bob Stockwell and I'm the CFO of Security First Technologies.

Before we get started, I want to tell you that you can find this presentation on our web site at www.s1.com /invest. If you have not received a faxed copy, please call Anita Mazur at 602-614-3021.

Early this morning, we issued a press release announcing what we believe are very exciting transactions.

As a result of this transaction, our new enterprise will focus on one of the fastest growing segments of the emerging e-Services marketplace, providing privately labeled financial portals to institutions around the world.

We believe that today's announcement will give the combined Company pre-eminent leadership in this explosive market.

With me here today is Chip Mahan, the CEO of Security First Technologies, Jeff Crowe, the President and CEO of Edify Corporation, and Michel Akkermans, the Chairman and CEO of FICS.

Before we begin, I'd like to read this short statement: Statements in this conference call concerning future results, performance, expectations or intentions are forward-looking statements. Actual results, performance or developments may differ materially from forward-looking statements as a result of known or unknown risks, uncertainties and other factors, including those identified in the Companies' filings with the Securities and Exchange Commission, press releases and other public communications.

Now, I'd like to turn the call over to Chip Mahan. Chip?

Chip Mahan: Thanks, Bob.

Five years ago, S1's vision was to provide financial institutions, or FI's, customized, on-line products that, in turn, would enable them to empower their customers with tools to better manage their finances electronically and, in doing so, maximize their net worth.

Internet technology, as everyone knows, has opened up vast new opportunities for FI's and consumers. It has also attracted a new wave of competitors, who are successfully targeting customers of banks and other FI's. FI's are looking for ways to fight back.

Slide 2:    COMMON STRATEGIC VISION

For the last several years, three companies in the e-Services industry serving FI's, have shared a common vision.

That vision has been - and continues to be - to provide our FI clients with technologies that not only attract, but also help them retain and expand the scope of services they provide to their customers.

FI's, having been the target of successful competition, are rapidly embracing this vision.

They understand the urgent need to develop online strategies as the Internet revolution is taking shape and to find value-added ways to better serve their customers.

Slide 3:    AN INDUSTRY-DEFINING DEAL

As we were pursuing this strategic vision, two other companies in the marketplace were pursuing it as well - two companies whose managements, products and technological expertise I have long admired.

Therefore, I am delighted to announce today that we have signed what I consider to be an "industry-defining deal," bringing together three companies with unique and complementary products and services that will create the leading provider of financial portal solutions to FI's around the world.

Let me describe each transaction:

First, S1 is acquiring the privately-held FICS Group N.V. of Brussels, Belgium, for 20 million shares or an exchange offering valued at approximately $1.1 billion on Friday's closing price.

Through the vision of FICS's founder, Michel Akkermans, S1 is acquiring a leading global solutions provider that already serves more than 600 FI's worldwide, including thirty of the top 100 global banks, as well as leading insurance companies.

In addition, we are acquiring Edify Corporation of Santa Clara, California, for 6 million shares, or $366 million, based on Friday's closing price.

Through the vision of Edify's founder, Jeff Crowe, this company has established itself as one of the true leaders in Internet and voice e-commerce solutions to a broad range of major FI's.

Slide 4:    REPRESENTATIVE CUSTOMERS

This slide shows you some of the impressive customers for each of the companies.

Slide 5:    DREAM TEAM

Upon completion of this transaction, both Jeff Crowe and Michel Akkermans have agreed to join me in the formation of what I call a management "dream team."

As my partners for the future, Michel will serve as S1's Chairman and President and Jeff will serve as S1's Vice Chairman. Michel will oversee field operations, product development and corporate marketing. Jeff will oversee corporate strategy and development, finance and administration.

I am very excited about the prospects of this new partnership and about what I believe we can accomplish together.

Each of us has an intimate knowledge of the marketplace and tremendous experience in this emerging market. In addition, we are all entrepreneurs who have served as pioneers in a new business, and, most importantly, we all share the same vision for the future.

Slide 6: MARKET OPPORTUNITY

The market potential for the retail Internet banking space is tremendous.

According to Dove Associates, the worldwide retail Internet banking applications market was $500 million in 1998 and is expected to grow 40 percent annually to approximately, $2.7 billion by 2003.

Slide 7:    FINANCIAL PORTAL REQUIREMENTS

Why did we decide to join together?

If you look at the portal requirements for FI's around the world, you will understand that there are three customer markets that institutions are targeting
- consumers, small businesses and large corporations.

Institutions also need to be able to provide access for their customers across a broad and growing range of communication channels and devices.

Further, there are a number of capabilities required for world-class portals, including the combination of content and personalization, as well as a number of deployment options.

Slide 8:    WHY WE CAME TOGETHER

As an independent company, S1 provided many, but not all, of the portal requirements that FI's demand.

As you can see from the logos, the combination of S1, Edify and FICS provides virtually all the customized portal requirements for FI's around the world.

In the world of financial portals, the ability to attract customers and to keep them coming back is called "stickiness." By integrating these companies and our products, we create a greater stickiness for the FI's sites. History dictates that if a customer has two accounts with an FI, the odds of retaining that customer is about 70% annually. However, if the customer has three accounts with an FI, the odds of retaining that customer increases to about 97%.

As you can see by this graph, the new company's products still lacks a few pieces like accounting, payroll, tax, mortgage and financial planning advice. Which brings us to Intuit.

Slide 9:    INTUIT ENHANCES THE OFFERING

Undoubtedly, customer attraction and retention is a critical element to success in the financial portal marketplace.

For financial portals, there are three key applications that serve as points of stickiness. Those three are: transaction applications (which we currently provide), tax applications (or products like Intuit's Web TurboTax) and what we call "Small Business In a Box."

Small Business in a Box offers small business customers a complete suite of "back office applications" delivered over the Internet, including financial accounting services, cash management services, and many more services we'll discuss in the future.

Thus, to realize our full business potential, we also announced today an agreement to strategically partner with Intuit Corporation, the world's leading provider of personal finance, small business accounting and tax preparation software.

Intuit enhances S1's portal services with Intuit capabilities, such as TurboTax and Web TurboTax, QuickBooks, and financial planning and advice through Quicken.com.

With this agreement, S1 becomes a distributor of Intuit's Web applications and content to FI's. In addition, S1 has been given exclusive rights to create FI-branded versions of Intuit's web-based products. This is one of the first times that Intuit has ever done this.

This agreement provides our customers access to high-quality Intuit server-based applications and content for private branding through the customers' portals.

Specifically, Intuit will make a $50 million equity investment in S1. Intuit has options to purchase up to 9.9% of the new company.

Slide 10:   S1: THE COMPLETE FINANCIAL PORTAL SERVICE PROVIDER

Therefore, the combination of S1, Edify and FICS - plus the investment and business relationship with Intuit - rounds out the requirements for financial portals.

That, in a nutshell, is the strategic rationale and business logic for this combination.

Slide 11:   THE NEW S1

By bringing these three companies together, we are creating the preferred provider of enterprise-wide, financial portal solutions for institutions around the world.

Now, I'd like to hand the call back over to Bob Stockwell, S1's CFO who will provide a brief financial overview of the new company.

Bob?

Slide 12:   The 'New S1' Key Facts

Bob Stockwell:

Thanks, Chip.

A few key facts illustrate why we are so excited about this new company and its potential in this explosive growth market.

First of all, the new S1 will have a global presence, including more than 1500 employees in twelve countries on four continents. We will also have a significant presence in Silicon Valley.

The combined Company has customers in 26 countries, including 36 of the top 100 global FI's and 26 of the top 50 banks in the United States.

Slide 13:   STRONG BASE OF FINANCIAL PARTNERS

Bob Stockwell (continues):

In addition, we have industry-leading partners, include such prestigious names as Andersen Consulting, ACI, BroadVision, Hewlett-Packard and IBM.

Slide 14:   THE NEW S1 - Pro Forma

Bob Stockwell (continues):

I would like to briefly review the powerful financial picture for the combined organizations.

On a pro forma basis, in the first quarter 1999 the combined entity generated approximately $43 million in revenues. As we look beyond 1999, we will be moving the company away from the traditional software revenue model of up front license fees and ongoing maintenance fees, towards a recurring revenue model that has driven S1's growth to date.

Central to establishing recurring revenues will be our ability to host many of our new product offerings in S1's data center. Also, we anticipate that we will establish recurring revenue steams from those customers who choose to run our products themselves based upon per customer per month fees on direct licenses.

As Chip noted earlier, the new Company will have products that cross the spectrum of the financial portal model. We will incorporate the retail, small business and corporate banking products into S1's data center solution. Further, we will now be able to offer a full product line to those FI's that desire to run the technology themselves.

During the transition period to a deferred revenue stream, we anticipate that growth in revenues will moderate in the year 2000.

Looking beyond the year 2000, as the deferred revenues begin to build up momentum, we are anticipating that overall revenue growth will all begin to accelerate in line with industry growth.

We, as a team, believe that a move towards establishing deferred revenue model across the entire organization will create the greatest amount of shareholder value. As I just noted, during the transition period, there is a short-term impact on the growth of revenues.

However, this brief slowing of revenue growth combined with the additional investment required in research and development to bring our powerful technology platforms together, will result in the entire company reaching a neutral cash flow position in the latter part of the year 2000.

The acquisitions will be accounted for as purchased and S1 will record a goodwill charge of approximately $1.3 billion, which will be amortized over the next several years. The goodwill charge, along with the $200 million charge for the option granted to Intuit will result in significant non-cash charges in future income statements.

However, as in the past, the combined management team will continue to focus on generating cash and cash per share.

On a pro-forma basis, upon closing the transactions in the fourth quarter, the combined entity will have approximately $100 million in cash available to fund operations. This amount should provide adequate funding for the organization until we reach the cash flow neutral milestone in 2000.

Now I'd like to turn it back over to Chip Mahan. Chip?

Slide 15:   JEFF CROWE - PRESIDENT AND CEO [Edify Logo]

Chip Mahan:

Thanks again, Bob.

Before Jeff says a few words about his company, let me say that no other domestic company has impressed us as much as Edify, which is personified by its founder, President and CEO Jeff Crowe.

Jeff and I have shared the same goals and objectives for many years and have concluded that it's in the best interests of both companies to combine forces rather than compete separately.

I look forward to his counsel, his insights and his high intellect as we pursue new business strategies together.

Jeff...

Slide 16:   EDIFY SNAPSHOT

Jeff Crowe:

Thanks, Chip. I'm really excited about this being the first unofficial day of working together. I'm looking forward to a long and productive partnership.

It's been clear to me that our visions are very well aligned. Together, we can approach the market more effectively and efficiently - and achieve together more than we would separately - making this a 1 + 1 + 1 = 5 deal.

I'm also excited about the role of FICS, which builds on my own goals of driving the online banking revolution globally.

For those of you who do not follow Edify, let me spell out for you what we bring to the table in this transaction. Edify is a leading provider of Internet and voice e-commerce solutions that's been in business over 8 years.

We've built a substantial base of customers including ANZ Bank, Chase Manhattan Bank, Safeco, and over 300 other FI's. Additionally, we have a total of over 1250 corporate customers including many other household names like Home Shopping Network, MCI, Sears and Sprint.

We've got 470 employees, revenues over $70M, and leading market positions in the Internet banking and voice e-commerce markets.

We've also brought out the first products to market in the emerging areas of business Internet banking and electronic bill presentment.

Our strengths are highly complementary those of to S1 and FICS. When we combine the best of these companies together, we will have a very strong position to approach the market for financial portals.

Chip?

Slide 17:   MICHEL AKKERMANS - CEO AND CHAIRMAN [FICS Logo]

Chip Mahan: Thanks, Jeff.

As S1 pursued what can best be described as a domestic strategy, we consistently had our eyes on the world. Few, if any, competitors understand the financial service landscape and their business requirements for the 21st century as well as one of the true entrepreneurs of the industry today, Michel Akkermans.

Ever since meeting Michel, I have been truly impressed with his keen management abilities and the success he has had in not only penetrating the international markets, but also beginning to make a major footprint here in the U.S.

Michel will play an integral role in the senior management team we are assembling here at S1 and I am glad to welcome him as my new partner and friend.

Michel...

Slide 18:   FICS SNAPSHOT

Michel Akkermans:

Thanks, Chip.

I am very excited about the combination of these three fine companies and I am delighted to partner with two leaders in this new industry - Chip Mahan and Jeff Crowe.

In this three-way transaction, my Company - FICS - really brings the new S1 a global perspective, which is increasingly important as Internet banking and online financial services rapidly become a global industry.

Let me tell you a little bit about FICS.

The Company was founded in 1989 with the express vision of focusing on FI's. We are a global information technologies company that has grown rapidly over the last ten years. Last year, our revenues totaled more than $55 million and we now have more than 650 employees in ten countries around the globe.

We are a world leader in our two core areas - Financial Reporting Services and Electronic Services Delivery.

In Electronic Services Delivery, we provide financial electronic commerce solutions across a range of technologies and devices that link FI's both internationally and in the U.S. with their customers.

In the Financial Reporting Systems area, we provide software products and services that enable banks around the world to interface with their regulators.

I believe that the combination of these three companies will create a global leader in the rapidly growing Internet banking market, and I am thrilled to be a part of it.

Chip...

Slide 19:   GLOBAL INTEGRATION STRATEGY

Chip Mahan:

Thank you, Michel.

I'm sure many of you are now asking how these three companies will be integrated and how we will communicate that to the marketplace.

Let me tell you that we are focused on this issue.

In short, the principles guiding our integration strategy are these: We will be decisive, move fast and go deep.

Our integration team leaders are in place. Additionally, valued partners such as Andersen Consulting, ACI, Broadvision, HP and IBM, will be available to assist us in this integration in order to maintain our high level of customer focus.

The key areas we are focused on are:

-    Products and platforms
-    Sales
-    Services
-    Finance and Administration

The integration execution plan will be complete at the time of the transaction's closing. We will update you on a regular basis about the progress of those plans.

Slide 20:   SUMMARY

So, in summary:

1. We are creating a uniquely positioned, leading provider of enterprise-wide financial portal solutions to institutions worldwide.

2. By doing this, we will become the preferred choice for FI's around the world in providing their clients online financial services.

3. We are excited by the tremendous growth potential this industry has to offer and will aggressively pursue it.

4. The $50 million equity investment by Intuit is a "win-win" for us and our banking customers and will significantly complement other business relationships.

5. And, finally, when this transaction is completed, we intend to name the new company S1 Corporation and will brand that name in the marketplace.

As you can see, we are very excited about this business combination. And now, we're ready to take your questions.

Operator...

                  Description of Analyst Presentation Slides

                                                                         Slide 1
                                                                         -------

                                  The "New" S1

Three logos appear just below this text. The FICS logo and the Edify logo are shown in an elliptical pattern leading to the S1 logo.

                                                                       [S1 logo]

                                                                         Slide 2
                                                                         -------

Common Strategic Vision

-   Provide our clients world-class solutions to attract and retain customers
- Help financial institutions (FI's) combat new wave of Internet-based competitors
-   Find solutions for FI's who embrace the vision

                                                                       [S1 logo]

                                                                         Slide 3
                                                                         -------

An Industry Defining Deal

- The New S1 brings together three companies with unique and complementary products & services

- Combination creates preeminent provider of Financial Portal Solutions for financial institutions worldwide

-   Acquiring FICS Group, N.V. of Brussels, Belgium:
    -  $1.08 B as of 5/14 close

-   Acquiring Edify Corporation of Santa Clara, CA
    -  6.7 million shares
    -  $366 M as of 5/14 close

                                                                       [S1 logo]

                                                                         Slide 4
                                                                         -------

Strong Base of Customers
(Representative List)

S1                            Edify                         FICS

 Bank of America              Aetna
 Citigroup                    Chase Manhattan               ABN-AMRO
 Huntington                   CompuBank                     Bank One
 Republic National            First American                BancBoston
 Royal Bank of Canada         FirstUSA                      Bank of East Asia
 Principal                    Mercantile                    BNP
 Teleb@nk                     Net.Bank                      Credit Lyonnais
 Wachovia                     Safeco                        CIBC
                              Scudder/Kemper                Deutsche Bank
                              Bank                          National Australia
                                                            Bank
                                                            United Overseas
                                                            Bank


                                                                       [S1 logo]

                                                                         Slide 5
                                                                         -------

The Dream Team


-   Chip Mahan-CEO
-   Michel Akkermans-Chairman and President
-   Jeffrey Crowe-Vice Chairman


Combined talent of three companies:
     -   Intimate knowledge of marketplace
     -   Advantage of global experience
     -   Pioneers in new and emerging growth business
     -   Shared vision for future

                                                                       [S1 logo]

                                                                       Slide 6
                                                                       ---------

Market Opportunities

-   1998 worldwide retail Internet banking applications market was $500 million
-   40% growth expected annually
- *2003 worldwide retail Internet banking applications market will be $2.7 billion

*Source: Dove Associates, a Boston-based international management consulting firm

                                                                       [S1 logo]

                                                                       Slide 7
                                                                       -------

Financial Portal Requirements

                      Customers
           Products   Consumer            Small Business             Corporate

                      Credit Cards        Cash Mgt.                  Cash Mgt.
                      Checking            Reporting                  Reporting
                      Loans               Accounting                 Trade
                      Brokerage           Payroll                    Finance
                      Insurance                                      Custody
                      Bill Presentment
                      Tax
                      Mortgage

       Capabilities              Relationship Mgt.   Content     Advice
           Channels                      Internet    Telephone
                               Smart Cards  Wireless  Speech recognition
            Options                Outsourcing   Global   On-premise
                                          Custom Applications

                                                                     [S1 Logo]

                                                                  Slide 8
                                                                  -------

Why We Came Together
                    Customers
         Products   Consumer             Small Business         Corporate

                    X Credit Cards       Y Z  Cash  Mgt.        Y   Cash  Mgt.
                    X Y Z                Z   Reporting          Y   Reporting
                    Checking                Accounting          Y   Trade
                    X  Loans                Payroll             Finance
                    X Y Brokerage                               Y   Custody
                    X   Insurance
                    Z Bill Presentment
                      Tax
                      Mortgage

    Capabilities          X  Relationship Mgt.   X  Content    Advice
        Channels                  X Y Z Internet  Z Telephone
                        Y Smart Cards  Y Wireless  Z Speech recognition
         Options             X Outsourcing  Y Global  Z On-premise
                                     Z Custom Applications
                              X=Security First   Y=FICS   Z=Edify

                                                                     [S1 Logo]

                                                                        Slide 9
                                                                        -------

Intuit Enhances the Offering


-   Points of "stickiness"

-   Enhances S1's portal services with Intuit capabilities:
    -  TurboTax and Web TurboTax
    -  QuickBooks
    -  Financial Planning and Advice (Quicken.com)

-   Distributor of Intuit's Web applications and content to FI's

-   Rights to create FI-branded versions of Intuit's web-based products

- Intuit makes $50M equity investment and receives options to buy up to 9.9% of new company

                                                                       [S1 logo]

                                                                        Slide 10
                                                                        --------

S1: The Complete Financial Portal Services Provider
                    Customers
         Products   Consumer             Small Business         Corporate

                    X Credit Cards       Y Z  Cash  Mgt.        Y   Cash  Mgt.
                    X Y Z                Z   Reporting          Y   Reporting
                    Checking             K  Accounting          Y   Trade
                    X  Loans             K  Payroll             Finance
                    X Y Brokerage                               Y   Custody
                    X   Insurance
                    Z Bill Presentment
                    K Tax
                    K Mortgage

    Capabilities              X Relationship Mgt.   X Content    K Advice
        Channels                      X Y Z Internet  Z Telephone
                            Y Smart Cards  Y Wireless  Z Speech recognition
         Options                 X Outsourcing  Y Global  Z On-premise
                                         Z Custom Applications
                             X=Security First   Y=FICS   Z=Edify   K=Intuit

                                                                       [S1 logo]

                                                                       Slide 11
                                                                       --------

This slide shows a graphic map of the world with the words "The "New" S1--The Preeminent Provider of Enterprise-Wide Financial Portal Solutions for Institutions Worldwide" superimposed on it.

                                                                      [S1 logo]

                                                                        Slide 12
                                                                        --------


The "New" S1---Key facts

         -   Over 1,500 employees
         -   Offices in 10 countries on 4 continents
         -   Silicon Valley presence
         -   Customers in 26 countries
         -   36 of the top 100 global financial institutions
         -   26 of the top 50 banks in the US
         -   Nearly 1,000 financial institution customers

                                                                       [S1 logo]

                                                                        Slide 13
                                                                        --------

Strong Base of Partners

ACI                                     Intuit
Andersen Consulting                     KPMG
BellSouth                               M&I
BroadVision                             Microsoft
CheckFree                               NCR
FIServ                                  PriceWaterhouseCoopers
Forte                                   RightPoint
Hewlett Packard                         Sun Microsystems
IBM                                     TransPoint
Informix                                WebTone

                                                                       [S1 logo]

                                                                       Slide 14
                                                                       --------

The "New" S1--Combined Pro Forma


          -  Shift to recurring revenue model
          -  Revenues:
                -  1Q99: US$43M pro-forma
                -  1998: US$150M
          -  Cash flow neutral end 2000

                                                                       [S1 logo]

                                                                       Slide 15
                                                                       --------


                                   Jeff Crowe

                                 President & CEO

                         the logo of Edify appears here

                                                                       [S1 logo]

                                                                       Slide 16
                                                                       --------

Edify--A Snapshot

         -   Founded in 1990
         -   Over US$70M revenues; 470 employees
         -   Leader in on-premise Internet Banking
         -   Leader in Internet and voice e-commerce solutions
         - First to market with Small Business Internet Banking and Bill Presentment solutions
         -   Over 1200 corporate customers; 300 financial institutions


                                                                       [S1 logo]

                                                                       Slide 17
                                                                       --------

                                Michel Akkermans

                                Chairman and CEO

                             FICS logo appears here

                                                                       [S1 logo]

                                                                       Slide 18
                                                                       --------
FICS--A Snapshot

         -   Founded in 1989 to focus on FI's
         -   Revenues over US$55M; more than 650 employees
         -   Presence in 10 countries
         -   Strong presence in Europe and Asia Pacific
         - Global leader in Electronic Services Delivery and Financial Reporting solutions
         - Presence in 600 financial institutions worldwide, including 30 of the top 100 global institutions
         - Financial e-commerce solutions across a range of devices including smart cards and wireless devices


                                                                       [S1 logo]

                                                                       Slide 19
                                                                       --------

Global Integration Strategy

         -   Strategy: we will be decisive, move fast, go deep
         -   Integration teams in place
         -   Integration points:
                -  Products & Platforms
                -  Sales
                -  Services
                -  Finance & Admin
         -   Timeline: execution plan complete at closing

                                                                       [S1 logo]

                                                                       Slide 20
                                                                       --------

   Summary

       - New S1- The preeminent provider of financial portal solutions worldwide

       -    The preferred choice for FI's worldwide

       -    Uniquely positioned for explosive Internet financial portal growth

       -    Intuit deal is a "win-win" for S1, FI's and their customers


Name of the new company: S1 Corporation

                                                                       [S1 logo]

                                                                       Slide 21
                                                                       --------

Thank you for your time.

                                                                       [S1 logo]